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Exhibit 10.11

          Data Processing Agreement dated December 1, 1991, by and between ALLTEL Information Services, Inc., (formerly Systematics, Inc.) and Brenton Bank (formerly Brenton Information Systems, Inc.). This Data Processing Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1996.
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